PIMCO Equity Series VIT

Supplement Dated May 14, 2015 to the Administrative Class Prospectus, Advisor Class Prospectus and

Institutional Class Prospectus (each dated April 30, 2015), each as supplemented from time to time

(collectively, the “Prospectuses” and each a “Prospectus”); and the Statement of Additional Information

dated April 30, 2015, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”)

IMPORTANT NOTICE REGARDING CHANGES IN PORTFOLIO NAME, INVESTMENT OBJECTIVE, ADVISORY FEE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGER

Effective July 13, 2015 all references to the Portfolio’s name in each Prospectus and the SAI are deleted and replaced with the following:

PIMCO Global Dividend Portfolio

In addition, effective July 13, 2015, the “Investment Objective” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio’s primary investment objective is to seek to provide current income that exceeds the average yield on global stocks. The Portfolio’s secondary objective is to seek to provide long-term capital appreciation.

In addition, effective July 13, 2015, the advisory fee for the Portfolio, stated as a percentage of the Portfolio’s average daily net assets, will decrease from 0.75% to 0.69%.

In addition, PIMCO has contractually agreed, through May 1, 2016, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. This Fee Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. Effective July 13, 2015, the amount of the waiver set forth in the Fee Limitation Agreement, stated as a percentage of the Portfolio’s average daily net assets, will change from 0.13% to 0.16%. Accordingly, the change to the Fee Limitation Agreement, together with the advisory fee reduction, will cause the Portfolio’s net advisory fee to decrease, through May 1, 2016, from 0.62% to 0.53% of the average daily net assets of the Portfolio. Accordingly, effective July 13, 2015, corresponding changes are made throughout each Prospectus and the SAI.

In addition, effective July 13, 2015, the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts. The Portfolio may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

When making equity investments, PIMCO uses bottom-up, fundamental analysis to seek to identify attractively valued issuers that currently pay dividends and have the potential for earnings and dividend growth over time. PIMCO seeks to increase portfolio diversification by investing in companies that are in various stages of the business life cycle. PIMCO also seeks to incorporate its extensive global macro insights into the portfolio construction process.

The Portfolio may also invest in “Fixed Income Instruments” of varying maturities. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Portfolio may include investment-grade securities and high yield securities (“junk bonds”) of any rating.

The Portfolio may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may also enter into reverse repurchase agreements and lend portfolio securities.

The Portfolio may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Portfolio may also invest in securities and instruments that are economically tied to emerging market countries. The Portfolio may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

In addition, effective immediately, the Portfolio’s portfolio is managed by Brad Kinkelaar and Austin Graff. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly managed by Brad Kinkelaar and Austin Graff. Mr. Kinkelaar is an Executive Vice President of PIMCO. Mr. Graff is a Senior Vice President of PIMCO. Mr. Kinkelaar and Mr. Graff have jointly managed the Portfolio since May 2015.

In addition, effective immediately, disclosure concerning the portfolio managers of the Portfolio in the table in the “Management of the Portfolio—Individual Portfolio Manager” section of each Prospectus is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Brad Kinkelaar	5/15

Executive Vice President, PIMCO. Mr. Kinkelaar joined PIMCO in 2011 and is a global equity portfolio manager. Prior to joining PIMCO, he was managing director and global equity portfolio manager at Thornburg Investment Management, where he spent nine years.

Austin Graff	5/15	Senior Vice President and Equity Analyst, PIMCO. Prior to joining PIMCO in 2012, Mr. Graff was a vice president of investment banking at Goldman Sachs from 2006 to 2011.

In addition, effective July 13, 2015, the Portfolio will no longer make investments through the PIMCO Cayman Commodity Portfolio III, Ltd. Therefore, effective July 13, 2015, corresponding changes are made throughout each Prospectus and the SAI.

In addition, effective July 13, 2015, the Portfolio’s broad-based securities market index is the MSCI All Country World Index. Accordingly, effective July 13, 2015, the following sentences are added before the first sentence of the second paragraph of the Performance Information Section of the Portfolio’s Portfolio Summary in each Prospectus:

Effective July 13, 2015, the Portfolio’s broad-based securities market index is the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Portfolio’s new broad-based securities market index was selected as its use is more closely aligned with the Portfolio’s principal investment strategies and investment objective. Prior to July 13, 2015, the Portfolio’s primary benchmark index was the MSCI World Index.

In addition, effective July 13, 2015, corresponding changes are made to the Average Annual Total Returns Table in the Performance Information Section of the Portfolio’s Portfolio Summary in each Prospectus.

In addition, effective July 13, 2015, the following is added immediately after “Equity Risk” in the “Principal Risks” section of  the Portfolio’s Portfolio Summary in each Prospectus:

Dividend-Oriented Stocks Risk: companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income

In addition, effective July 13, 2015, the following is added immediately after “Currency Risk” in the “Principal Risks” section of the Portfolio’s Portfolio Summary in each Prospectus:

Real Estate Risk: the risk that the Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Portfolio to liquidity and valuation risk

In addition, effective July 13, 2015, the following is added immediately after “Tax Risk” in the “Principal Risks” section of the Portfolio’s Portfolio Summary in each Prospectus:

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

In addition, effective July 13, 2015, the following is added immediately after “Equity Risk” in the “Description of Principal Risks” section in each Prospectus:

Dividend-Oriented Stocks Risk

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. During certain market conditions, the securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Portfolio decrease, the Portfolio may have less income to distribute to the Portfolio’s shareholders.

In addition, effective July 13, 2015, the following is added immediately after “Currency Risk” in the “Description of Principal Risks” section in each Prospectus:

Real Estate Risk

A Portfolio that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Portfolio to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

In addition, effective July 13, 2015, the following is added immediately after “Tax Risk” in the “Description of Principal Risks” section in each Prospectus:

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock, but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP_051415